Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure
NOTE 14: INCOME TAXES
The following is a reconciliation of income taxes from continuing operations computed at the U.S. federal statutory rate of 35% to income tax expense from continuing operations reported in the Consolidated Statements of Operations (in thousands):

	Successor			Predecessor
	2015	2014	2013	December 31, 2012
(Loss) Income from continuing operations before income taxes	$(297,595)	$741,810	$258,907	$8,284,314

Federal income taxes (35% in 2015, 2014 and 2013)	(104,158)	259,633	90,617	—
State and local income taxes, net of federal tax benefit	3,149	31,535	11,768	—
Domestic production activities deduction	(6,796)	(7,910)	(7,560)	—
Non-deductible reorganization and acquisition costs	1,234	4,268	6,466	—
Non-deductible goodwill	133,350	—	—	—
Income tax settlements and other adjustments, net	(9,288)	(1,801)	(15,878)	—
Tax rate change due to Publishing Spin-off	—	(10,810)	—	—
Excess capital losses	—	—	6,944	—
Other, net	4,832	3,784	3,608	—
Income taxes on reorganization items	—	—	—	181,734
Income taxes attributable to fair value adjustments	—	—	—	888,455
Income tax expense from continuing operations	$22,323	$278,699	$95,965	$1,070,189

Effective tax rate	(7.5)%	37.6%	37.1%	12.9%

Subchapter S Corporation Election, Subsequent Conversion to C Corporation and Implementation of Fresh-Start Reporting—On March 13, 2008, the Predecessor filed an election to be treated as a subchapter S corporation under the IRC, which election became effective as of the beginning of the Predecessor’s 2008 fiscal year. The Predecessor also elected to treat nearly all of its subsidiaries as qualified subchapter S subsidiaries. Subject to certain limitations (such as the built-in gain tax applicable for 10 years to gains accrued prior to the election), the Predecessor was no longer subject to federal income tax. Instead, the Predecessor’s taxable income was required to be reported by its shareholders. The ESOP was the Predecessor’s sole shareholder and was not taxed on the share of income that was passed through to it because the ESOP was a qualified employee benefit plan. Although most states in which the Predecessor operated recognize the subchapter S corporation status, some imposed income taxes at a reduced rate.
As a result of the election and in accordance with ASC Topic 740, the Predecessor reduced its net deferred income tax liabilities to report only deferred income taxes relating to states that assess taxes on subchapter S corporations and subsidiaries that were not qualified subchapter S subsidiaries.
On the Effective Date and in accordance with and subject to the terms of the Plan, (i) the ESOP was deemed terminated in accordance with its terms, (ii) all of the Predecessor’s $0.01 par value common stock held by the ESOP was cancelled and (iii) new shares of Reorganized Tribune Company were issued to shareholders who did not meet the necessary criteria to qualify as a subchapter S corporation shareholder. As a result, Reorganized Tribune Company converted from a subchapter S corporation to a C corporation under the IRC and therefore is subject to federal and state income taxes in periods subsequent to the Effective Date. The net tax expense relating to this conversion and other reorganization adjustments recorded in connection with Reorganized Tribune Company’s emergence from bankruptcy was $195 million, which was reported as an increase in income tax expense in the Predecessor’s Consolidated Statement of Operations for December 31, 2012. In addition, the implementation of fresh-start reporting, as described in Note 4, resulted in an aggregate increase of $968 million in income tax expense in the Predecessor’s Consolidated Statement of Operations for December 31, 2012. As a C corporation, Reorganized Tribune Company is subject to income taxes at a higher effective tax rate.
As described in Note 4, amounts included in the Predecessor’s accumulated other comprehensive income (loss) at December 30, 2012 were eliminated. As a result, the Company recorded $1.071 billion of previously unrecognized cumulative pretax losses in reorganization items, net and a related income tax benefit of $163 million in the Predecessor’s Consolidated Statement of Operations for December 31, 2012.
In 2015, income tax expense amounted to $22 million, which reflects the tax impact of the reversal of $381 million of book loss related to an impairment of non-deductible goodwill. In addition, tax expense included favorable adjustments of $9 million related to the resolution of certain federal and state income tax matters and other adjustments.
In 2014, income tax expense amounted to $279 million, which included favorable adjustments of $2 million primarily related to the resolution of certain federal income tax matter and an $11 million one-time benefit due to the decrease in the Company’s net state deferred tax liabilities as a result of the change in the Company’s income tax rate immediately following the Publishing Spin-off.
In 2013, income tax expense amounted to $96 million primarily as a result of the Company’s conversion to a C corporation as discussed above. Income tax expense in 2013 includes $16 million of income tax benefit primarily related to the resolution of certain federal income tax matters and refunds of interest paid on prior tax assessments, partially offset by $7 million of income tax expense related to capital losses generated in 2013 but not utilized and not available to carryforward as a result of emergence from bankruptcy (see “Emergence from Chapter 11” section below).
The net income tax expense in the Predecessor’s Consolidated Statement of Operations for December 31, 2012 totaled $1.001 billion, of which a $70 million income tax benefit is included in income (loss) from discontinued operations, net of taxes. See Note 4 for further information.
The Company has not recorded a provision for deferred U.S. income tax expense on the undistributed earnings of foreign subsidiaries since the Company intends to indefinitely reinvest the earnings of these foreign subsidiaries outside the U.S. The amount of undistributed foreign earnings was less than $2 million at both December 31, 2015 and December 28, 2014 and less than $1 million at December 29, 2013. The determination of the amount of unrecognized U.S. deferred income tax liability with respect to these undistributed foreign earnings is not practicable.
Components of income tax expense from continuing operations were as follows (in thousands):

	Successor			Predecessor
	2015	2014	2013	December 31, 2012
Current:
U.S. federal	$145,034	$382,727	$97,914	$(7,246)
State and local	17,364	77,179	20,308	1,047
Sub‑total	162,398	459,906	118,222	(6,199)
Deferred:
U.S. federal	(119,813)	(136,869)	(18,727)	918,604
State and local	(20,262)	(44,338)	(3,530)	157,784
Sub‑total	(140,075)	(181,207)	(22,257)	1,076,388
Total income tax expense from continuing operations	$22,323	$278,699	$95,965	$1,070,189

Significant components of the Company’s net deferred tax assets and liabilities were as follows (in thousands):

	December 31, 2015	December 28, 2014
Deferred tax assets:
Broadcast rights	$86,451	$71,407
Postretirement benefits other than pensions	3,933	5,570
Stock-based compensation and other employee benefits	17,721	13,447
Pensions	180,368	185,514
Other accrued liabilities	18,904	21,923
Other future deductible items	18,132	14,451
Net operating loss carryforwards	11,072	12,327
Accounts receivable	3,102	2,671
	339,683	327,310
Valuation allowance on net operating loss carryforwards	(2,909)	(7,557)
Total deferred tax assets	$336,774	$319,753

Deferred tax liabilities:
Net intangible assets	$669,056	$668,450
Investments	418,908	442,554
Deferred gain on partnership contributions	164,322	283,950
Net properties	61,304	49,122
Other	5,807	2,216
Total deferred tax liabilities	1,319,397	1,446,292
Net deferred tax liabilities	$982,623	$1,126,539

The net deferred tax liability of $983 million is reported in the Consolidated Balance Sheet at December 31, 2015 as a non-current deferred tax asset of $1 million (a component of other non-current assets) and a non-current deferred tax liability of $984 million.
Federal, State and Foreign Operating Loss Carryforwards—At December 31, 2015 and December 28, 2014, the Company had approximately $132 million and $149 million, respectively, of federal, state and foreign operating loss carryforwards. The carryforwards will expire between 2016 and 2033. For the year ended December 31, 2015, the Company recorded a $5 million reduction to the valuation allowance on the basis of management’s reassessment of the related net operating losses that are more likely than not to be realized.
Newsday and Chicago Cubs Transactions—As further described in Note 9, the Company consummated the closing of the Newsday Transactions on July 29, 2008. As a result of these transactions, CSC, through NMG Holdings, Inc., owned approximately 97% and the Company owned approximately 3% of NHLLC. The fair market value of the contributed NMG net assets exceeded their tax basis and did not result in an immediate taxable gain because the transaction was structured to comply with the partnership provisions of the IRC and related regulations. In March 2013, the IRS issued its audit report on the Company’s federal income tax return for 2008 which concluded that the gain should have been included in the Company’s 2008 taxable income. Accordingly, the IRS has proposed a $190 million tax and a $38 million accuracy-related penalty. After-tax interest on the proposed tax and penalty through December 31, 2015 would be approximately $37 million. The Company disagrees with the IRS’s position and has timely filed its protest in response to the IRS’s proposed tax adjustments. The Company is contesting the IRS’s position in the IRS administrative appeals division. If the IRS position prevails, the Company would also be subject to approximately $32 million, net of tax benefits, of state income taxes through December 31, 2015. If the IRS prevails, the tax, interest and penalty due will be offset by any tax payments made relating to this transaction subsequent to 2008. As of December 31, 2015, the Company has made approximately $137 million of federal and state tax payments through its regular tax reporting process. The Company does not maintain any tax reserves relating to the Newsday Transactions. In accordance with ASC Topic 740, “Income Taxes,” the Company’s Consolidated Balance Sheet at December 28, 2014 included a deferred tax liability of $110 million related to the future recognition of taxable income related to the Newsday Transactions. As further described in Note 9, on September 2, 2015, the Company sold its remaining interest in the Newsday partnership. The Company’s remaining deferred tax liability of $101 million became payable upon the consummation of the sale. The tax payments were made in the fourth quarter of 2015. The sale of its partnership interest does not impact the ongoing IRS audit, nor does it change the Company’s view on the tax position(s) taken on the original transaction.
As further described in Note 9, the Company consummated the closing of the Chicago Cubs Transactions on October 27, 2009. As a result of these transactions, Ricketts Acquisition LLC owns 95% and the Company owns 5% of the membership interests in New Cubs LLC. The fair market value of the contributed assets exceeded the tax basis and did not result in an immediate taxable gain because the transaction was structured to comply with the partnership provisions of the IRC and related regulations. The IRS is currently auditing the Company’s 2009 federal income tax return which includes the Chicago Cubs Transactions. The Company expects the IRS audit to be concluded during 2016. If the gain on the Chicago Cubs Transactions is deemed by the IRS to be taxable in 2009, the federal and state income taxes would be approximately $225 million before interest and penalties. If the IRS prevails, any tax, interest and penalty due will be offset by any tax payments made relating to this transaction subsequent to 2009. As of December 31, 2015, the Company has paid approximately $35 million through its regular tax reporting process. The Company does not maintain any tax reserves relating to the Chicago Cubs Transactions. In accordance with ASC Topic 740, the Company’s Consolidated Balance Sheet at December 31, 2015 and December 28, 2014 includes a deferred tax liability of $164 million and $174 million, respectively, related to the future recognition of taxable income related to the Chicago Cubs Transactions.
Accounting for Uncertain Tax Positions—The Company accounts for uncertain tax positions in accordance with ASC Topic 740, which addresses the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Under ASC Topic 740, a company may recognize the tax benefit of an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. ASC Topic 740 requires the tax benefit recognized in the financial statements to be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and disclosure.
The Company’s liability for unrecognized tax benefits totaled $34 million at December 31, 2015 and $19 million at December 28, 2014. If all of the unrecognized tax benefits at those dates had been recognized, there would have been a favorable $26 million and $17 million impact on the Company’s reported income tax expense in 2015 and 2014, respectively.
As allowed by ASC Topic 740, the Company recognizes accrued interest and penalties related to uncertain tax positions in income tax expense. At both December 31, 2015 and December 28, 2014, the Company’s accrued interest and penalties related to uncertain tax positions totaled less than $1 million.
The IRS has completed its audits of the Company’s returns for all fiscal years prior to 2008 and the Company has paid all taxes relating to tax years ended prior to 2008. State income tax returns are generally subject to examination for a period of three to five years after they are filed, although many states often receive extensions of time from the Company. In addition, states may examine the state impact of any federal changes for a period of up to one year after the states are formally notified of the changes. The Company currently has various state income tax returns in the process of examination or administrative appeals. No foreign income tax returns are currently in the process of examination or administrative appeal.
The following summarizes the changes in the Company’s liability for unrecognized tax benefits during 2013, 2014 and 2015 (in thousands):

Liability at December 30, 2012	$23,582
Gross increase as a result of tax positions related to a prior period	642
Gross increase as a result of tax positions related to the current period	7,009
Decreases related to settlements with taxing authorities	(9,689)
Liability at December 29, 2013	$21,544
Gross increase as a result of tax positions related to a prior period	913
Decrease related to statute of limitations expirations	(3,605)
Liability at December 28, 2014	$18,852
Gross increase as a result of tax positions related to a prior period	12,573
Gross increase as a result of tax positions related to the current period	3,841
Decrease related to statute of limitations expirations	(1,634)
Liability at December 31, 2015	$33,632

Although management believes its estimates and judgments are reasonable, the resolutions of the Company’s tax issues are unpredictable and could result in tax liabilities that are significantly higher or lower than that which has been provided by the Company. The Company believes it is reasonably possible that the total amount of unrecognized tax benefits could decrease by approximately $10 million within the next twelve months due to the resolution of tax examination issues and statute of limitations expirations.
Emergence From Chapter 11—Prior to the Effective Date, the Company and its subsidiaries consummated an internal restructuring, pursuant to and in accordance with the terms of the Plan. These restructuring transactions included, among other things, (i) converting certain of the Company’s subsidiaries into limited liability companies or merging certain of the Company’s subsidiaries into newly-formed limited liability companies, (ii) consolidating and reallocating certain operations, entities, assets and liabilities within the organizational structure of the Company and (iii) establishing a number of real estate holding companies. These transactions had no impact on reported income tax expense for 2012.
Generally, for federal tax purposes, the discharge of a debt obligation in a bankruptcy proceeding for an amount less than its adjusted issue price (as defined in the IRC) creates cancellation of indebtedness income (“CODI”) that is excludable from the obligor’s taxable income. However, certain income tax attributes are reduced by the amount of CODI. The prescribed order of income tax attribute reduction is as follows: (i) net operating losses for the year of discharge and net operating loss carryforwards, (ii) most credit carryforwards, including the general business credit and the minimum tax credit, (iii) net capital losses for the year of discharge and capital loss carryforwards and (iv) the tax basis of the debtors’ assets. At the Effective Date, a subsidiary of Reorganized Tribune Company had a net operating loss carryforward which was reduced to zero as a result of the CODI rules. The CODI rules also require Reorganized Tribune Company to reduce any capital losses generated and not utilized during 2013. The impact of the reduction in tax basis of assets and the elimination of the net operating loss carryforward were reflected in income tax expense in the Predecessor’s Consolidated Statement of Operations for December 31, 2012.